Williams Controls Reports Second Quarter 2012 Results and Announces Quarterly Dividend

PORTLAND, OR -- (Marketwire - May 01, 2012) - Williams Controls, Inc. (the "Company") (NYSE Amex: WMCO) today announced financial results for its second fiscal quarter ended March 31, 2012.

Net sales for the quarter were $16,831,000, up 13.8% from net sales of $14,786,000 reported in the second quarter of fiscal 2011. The Company reported net income in the second fiscal quarter of $895,000, or $0.12 per diluted share, compared to net income of $224,000, or $0.03 per diluted share, for the corresponding quarter of fiscal 2011.

Net sales for the first six months of fiscal 2012 increased $4,005,000, or 14.1%, to $32,340,000 from $28,335,000 for the comparable period last year. Net income for the six months ended March 31, 2012 was $1,908,000, or $0.25 per diluted share, more than double the net income of $868,000, or $0.12 per diluted share, for the six months ended March 31, 2011.

In the first six months of fiscal 2012, the financial results include a reduction in our environmental provision of $145,000 on an after-tax basis, or $0.02 per diluted share. For fiscal 2011, the second quarter results include after-tax charges of approximately $290,000, or $0.04 per diluted share, for costs related to a potential acquisition that the Company was pursuing but decided to terminate during due diligence in the second quarter of fiscal 2011, and settlement of a long-standing legal matter. For the first six months of fiscal 2011, those same charges resulted in after-tax charges of approximately $410,000, or $0.06 per diluted share.

Sales to our NAFTA truck customers led the sales improvements in both the second quarter and first six months of fiscal 2012 with increases of 46% for the second quarter and 51% for the first six months as markets continued to improve. Sales to Indian and Japanese customers more than doubled in the quarter over the same period last year with new product introductions, including the Company's Light Commercial Vehicle Pedal. Sales to the Company's European truck customers remained relatively flat on a quarter over quarter basis, decreasing 1% but were down 14% year to date, primarily due to the continued uncertainty and stability in the European economic environment and ordering patterns by one customer. World-wide off-road sales comprised 25% of total sales for the Company in the second quarter of fiscal 2012 and, as a percentage of total sales, increased 23% when compared to the second quarter of fiscal 2011 and 29% over the first six months of fiscal 2011, primarily due to new product introductions.

Today the Company also announced its regular quarterly dividend of $0.12 per share payable on May 24, 2012 to stockholders of record as of May 17, 2012.

Commenting on the second quarter results Patrick W. Cavanagh, Williams Controls' President and Chief Executive Officer, stated, "In addition to the continued improvement in our core NAFTA truck markets, volumes in India are ramping up rapidly as our new Light Commercial Vehicle pedal is being designed into new applications. We are also moving aggressively with our planned localization of the supply base in India, which we believe will improve the operating performance in that region over the next six months." He continued, "We have previously targeted the world-wide off-road market as a significant growth opportunity and as a result our off-road business has grown to 25% of our total sales." He concluded, "Our recently introduced line of joysticks has been well received by several potential off-road customers and we are optimistic about the opportunities those products create."

Williams Controls will hold an investor conference call at 4:15 P.M. Eastern Time on Tuesday, May 1, 2012 to provide an overview of the second quarter of fiscal 2012 financial performance and business highlights. You are invited to listen to the conference call by dialing 1-888-665-2348 (domestic) or 1-973-200-3386 (international). Participants should call prior to the start time to allow for registration. The conference access code is 72985367. An audio replay will be available by telephone through May 11, 2012. The telephone number to access the replay is 1-855-859-2056 (domestic) and 1-404-537-3406 (international). The access code will be 72985367.

ABOUT WILLIAMS CONTROLS
Williams Controls is a leading global designer and manufacturer of Electronic Throttle Control Systems ("ETCs") for the heavy truck, bus and off-road markets. Williams Controls is headquartered in Portland, Oregon and employs more than 300 people worldwide at locations in North America, Europe, and Asia. For more information, visit Williams Controls' website at www.wmco.com. Information posted on our website is not incorporated into, and does not constitute a part of, this release.

The statements included in this news release concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements are based on management's assumptions and projections, and are sometimes identifiable by use of the words, "expect to," "plan," "will," "believe" and words of similar predictive nature. Because management's assumptions and projections are based on anticipation of future events, you should not place undue emphasis on forward-looking statements. You should anticipate that our actual performance may vary from these projections, and variations may be material and adverse. You should not rely on forward-looking statements in evaluating an investment or prospective investment in our stock, and when reading these statements you should consider the uncertainties and risks that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, factors detailed in the Company's Securities and Exchange Commission filings. These factors include our ability to maintain positive relationships with key customers; the concentration of our sales revenues among a limited number of large customers; our status as a component manufacturer and the resulting impact on our revenues of demand for vehicles and equipment in which our products are installed; the effect of products liability lawsuits that directly affect us and that indirectly impact us because of their effect on the transportation and equipment industries generally; the impact of foreign currency exchange rates on our gross income; the impact of federal monetary and trade policies that impact the market for our products; our ability to comply with U.S. and foreign laws applicable to our oversees operations; and the status of our relationships with our employees and organized labor force. These risks and uncertainties are beyond our control and, in many cases; we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. Some of the factors that may cause our actual results in future periods to differ materially from those currently expected or desired because of a number of risks and uncertainties include, but are not limited to, those risk discussed in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

                           Williams Controls, Inc.
          Unaudited Condensed Consolidated Statements of Operations
         (Dollars in thousands, except share and per share amounts)

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                     Three months  Three months   Six months    Six months
                     ended 3/31/12 ended 3/31/11 ended 3/31/12 ended 3/31/11
                      (unaudited)   (unaudited)   (unaudited)   (unaudited)
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Net sales           $      16,831 $      14,786 $      32,340 $      28,335
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Cost of sales              11,836        10,340        22,456        19,593
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Gross profit                4,995         4,446         9,884         8,742
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Research and
 development expense        1,279         1,170         2,397         2,370
----------------------------------------------------------------------------
Selling expense               723           706         1,470         1,376
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Administration
 expense                    1,429         2,075         2,674         3,622
----------------------------------------------------------------------------
Operating income            1,564           495         3,343         1,374
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Interest income                (2)           (1)           (3)           (2)
----------------------------------------------------------------------------
Interest expense               40            16            75            25
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Other (income)
 expense, net                 (11)            3           108            41
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Income before income
 taxes                      1,537           477         3,163         1,310
----------------------------------------------------------------------------
Income tax expense            642           253         1,255           442
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Net income          $         895 $         224 $       1,908 $         868
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Earnings per share
 information:
----------------------------------------------------------------------------
Basic -
----------------------------------------------------------------------------
Net income per
 common share       $        0.12 $        0.03 $        0.26 $        0.12
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Weighted average
 shares used in per
 share calculation -
 basic                  7,321,315     7,293,187     7,312,638     7,291,638
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Diluted -
----------------------------------------------------------------------------
Net income per
 common share       $        0.12 $        0.03 $        0.25 $        0.12
----------------------------------------------------------------------------
Weighted average
 shares used in per
 share calculation
 -diluted               7,502,045     7,465,390     7,498,366     7,452,047
----------------------------------------------------------------------------

                          Williams Controls, Inc.
              Unaudited Condensed Consolidated Balance Sheets
                           (Dollars in thousands)

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                                                  March 31,   September 30,
                                                     2012          2011
                                                 (unaudited)   (unaudited)
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                     Assets
----------------------------------------------------------------------------
Current Assets:
----------------------------------------------------------------------------
  Cash and cash equivalents                     $       1,281 $       1,339
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  Trade accounts receivable, net                       10,913        10,561
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  Other accounts receivable                               836           944
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  Inventories                                           9,225        11,334
----------------------------------------------------------------------------
  Deferred income taxes                                   847           847
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  Prepaid expenses and other current assets               564           552
----------------------------------------------------------------------------
    Total current assets                               23,666        25,577
----------------------------------------------------------------------------

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Property, plant and equipment, net                      8,875         9,446
----------------------------------------------------------------------------
Deferred income taxes                                   3,135         3,181
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Other assets, net                                         344           337
----------------------------------------------------------------------------
    Total assets                                $      36,020 $      38,541
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      Liabilities and Stockholders' Equity
----------------------------------------------------------------------------
Current Liabilities:
----------------------------------------------------------------------------
  Revolving loan facility                       $       1,488 $       1,575
----------------------------------------------------------------------------
  Accounts payable                                      4,322         5,599
----------------------------------------------------------------------------
  Accrued expenses                                      4,367         5,536
----------------------------------------------------------------------------
  Current portion of employee benefit
   obligations                                            201           201
----------------------------------------------------------------------------
    Total current liabilities                          10,378        12,911
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Long-term Liabilities:
----------------------------------------------------------------------------
  Employee benefit obligations                          7,488         8,069
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  Other long-term liabilities                             131           126
----------------------------------------------------------------------------

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Stockholders' Equity:
----------------------------------------------------------------------------
  Preferred stock                                           -             -
----------------------------------------------------------------------------
  Common stock                                             73            73
----------------------------------------------------------------------------
  Additional paid-in capital                           38,857        38,521
----------------------------------------------------------------------------
  Accumulated deficit                                 (10,979)      (11,108)
----------------------------------------------------------------------------
  Treasury stock                                       (2,734)       (2,734)
----------------------------------------------------------------------------
  Accumulated other comprehensive loss                 (7,194)       (7,317)
----------------------------------------------------------------------------

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    Total stockholders' equity                         18,023        17,435
----------------------------------------------------------------------------
    Total liabilities and stockholders' equity  $      36,020 $      38,541
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Contact:
Mike Rusk
Financial Controller
Telephone: (503) 684-8600